UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2011

ACCELRYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27188	33-0557266
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer identification number)

10188 Telesis Court, San Diego, California 92121-1761

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 799-5000

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 8, 2011, Accelrys, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2011. A copy of this press release is attached hereto as Exhibit 99.1.

The press release describes financial measures for revenue, operating income, net income and net income per diluted share that exclude deferred revenue fair value adjustments, stock-based compensation expense, purchased intangible asset amortization, business consolidation, transaction and restructuring costs, non-GAAP income tax adjustments and royalty income fair value adjustments. These financial measures are not calculated in accordance with generally accepted accounting principles (GAAP) and are not based on any comprehensive set of accounting rules or principles.

Management believes these non-GAAP financial measures provide a useful measure of the Company’s operating results, a meaningful comparison with historical results and with the results of other companies and insight into the Company’s ongoing operating performance. Further, management and the Board of Directors of the Company utilize these measures, in addition to GAAP measures, when evaluating and comparing the Company’s operating performance against internal financial forecasts and budgets. These non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the reconciliation of the non-GAAP financial measures presented in the press release to their most directly comparable GAAP financial measures included in the press release.

As described above, the Company adjusts its GAAP financial statements for the following items:

Deferred revenue fair value adjustment. The deferred revenue fair value adjustment relates to our merger with Symyx Technologies, Inc. (“Symyx”) on July 1, 2010 and our acquisition of Contur Industry Holding AB and Contur Software AB (collectively, “Contur”) on May 19, 2011. At the time of each of the business combination transactions, Symyx and Contur had recorded deferred revenue related to revenue which would be recognized in future periods as revenue recognition criteria are satisfied. The purchase accounting guidance required us to write down a significant portion of this deferred revenue to its fair value as of the business combination transaction date. Consequently, on a GAAP basis in post-acquisition periods, we do not recognize the full amount of this deferred revenue. When measuring the performance of our business, however, we add back non-GAAP revenue associated with the deferred revenue that would have been recognized during the relevant accounting period but was excluded as a result of these purchase accounting adjustments, as we believe this provides information about the impact on operations of the acquired business in a manner consistent with the revenue recognition for our pre-existing services. We further believe that the inclusion of non-GAAP revenue enables investors to better understand the impact of the acquisitions on the baseline revenue of the Company and provides useful information to investors on revenue trends impacting the business in the post-acquisition periods.

Business consolidation, transaction and restructuring costs. Business consolidation, transaction and restructuring costs consist of accounting, legal, investment banking and other fees incurred in connection with anticipated and completed business combinations, as well as costs incurred by the Company to integrate acquired companies, including consultant and employee related costs incurred during integration and transition periods. Also included are lease obligation exit costs, facility closure costs and severance and other related costs incurred in connection with the various restructuring activities commenced by the Company. The Company excludes these costs because it believes they are not reflective of ongoing operating results.

Stock-based compensation expense. Stock-based compensation expense consists of expenses recorded for employee stock options, restricted stock units and employee stock purchase rights. These expenses are excluded from the Company’s non-GAAP financial measures because they are non-cash expenses that the Company believes are not reflective of ongoing operating results. Further, the Company believes it is useful to investors to understand the impact of stock-based compensation expense to its results of operations. Stock-based compensation expense is recorded in the cost of revenue, product development, sales and marketing, general and administrative and business consolidation, transaction and restructuring costs lines in the Company’s consolidated statements of operations.

Purchased intangible asset amortization. Purchased intangible asset amortization reflects the amortization expense recorded for intangible assets acquired through a business combination. These expenses are excluded from the Company’s non-GAAP financial measures primarily because they are non-cash expenses that the Company believes are not reflective of ongoing operating results. Purchased intangible asset amortization is recorded in the amortization of completed technology, purchased intangible asset amortization and royalty and other income, net lines in the Company’s consolidated statements of operations.

Royalty income fair value adjustment. Royalty income fair value adjustment relates to our merger with Symyx. At the time of the merger, Symyx had recorded deferred royalty income for advance payments received on royalty contracts, the revenue resulting from which would be recognized in future periods over the contractual period. The purchase accounting rules required us to write down this amount to its fair value as of the completion of the merger, which we estimated to be zero. We further believe that the inclusion of the royalty income fair value adjustment enables investors to better understand the impact of the acquisition on the Company and provides useful information to investors.

Income tax. Income tax adjustments relate to adjusting our non-GAAP operating results to reflect an effective tax rate that would be applied if the Company was in a taxable income position and was not able to utilize its net operating loss carryforwards. The income tax adjustment also excludes any impact of a release of our valuation allowance against deferred tax assets.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated August 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELRYS, INC.

By:	/s/ Michael A. Piraino
Michael A. Piraino
Executive Vice President and
Chief Financial Officer

Date: August 8, 2011

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